UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

_____________________

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

_____________________

Delaware (State or other jurisdiction of incorporation)	001-40640 (Commission File Number)	83-1813909 (IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, OH (Address of principal executive offices)	45212 (Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2025, Paycor HCM, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of January 7, 2025 (the “Merger Agreement”), with Paychex, Inc., a Delaware corporation (“Parent”), and Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). On April 14, 2025 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

Item 1.02 Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company terminated all commitments and repaid all outstanding indebtedness under that certain Credit Agreement, dated as of June 11, 2021, by and among Pride Guarantor, Inc., Paycor, Inc., the lenders party thereto and PNC Bank, National Association, as administrative agent and collateral agent, as amended from time to time.

The information in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, each share of Company common stock, par value $0.001 per share (“Company Stock”) (other than shares of Company Stock (i) held by the Company as treasury stock or owned by Parent or Merger Sub immediately prior to the Effective Time or (ii) held by any subsidiary of either the Company or Parent (other than Merger Sub) immediately prior to the Effective Time (in each case, other than shares of Company Stock held by any such person in a trustee, custodian or nominee capacity for the account of clients or customers of such persons)), issued and outstanding immediately prior to the Effective Time (other than shares held by any holder who is entitled to appraisal rights and has properly exercised such rights under Delaware law) was converted into the right to receive $22.50 in cash per share, without interest thereon and less applicable withholding taxes (the “Merger Consideration”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2025, the terms of which are incorporated herein by reference.

The information in the Introductory Note and in Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market (Global Select Market) (the “Nasdaq”) on April 11, 2025 of the anticipated closing of the Merger on the Closing Date and that trading of the Company Stock should be suspended prior to the opening of business on the Closing Date. The Company subsequently confirmed to the Nasdaq that the Merger was completed prior to the opening of business on the Closing Date and trading of the Company Stock on the Nasdaq was suspended prior to the opening of business on the Closing Date. The Company also requested that the Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the Company Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Form 25 becomes effective, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the Company Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information in the Introductory Note and in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Company Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and automatically converted into the right to receive the Merger Consideration.

The information in the Introductory Note and in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 5.01 Changes in Control of Registrant.

On the Closing Date, as a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became an indirect wholly owned subsidiary of Parent.

In connection with the Merger, the aggregate purchase price paid for all outstanding shares of Company Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was approximately $4.1 billion.

The information in the Introductory Note and in Item 2.01, Item 3.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference, and the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01 Other Events.

On April 14, 2025, Parent issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of January 7, 2025, by and among Paycor HCM, Inc., Paychex, Inc. and Skyline Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Paycor HCM, Inc. on January 7, 2025).
3.1	Amended and Restated Certificate of Incorporation of Paycor HCM, Inc.
3.2	Amended and Restated Bylaws of Paycor HCM, Inc.
99.1	Press Release, dated April 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paycor HCM, Inc.

Date: April 14, 2025	/s/ John B. Gibson Jr.
	Name:	John B. Gibson Jr.
	Title:	President